STOCK PURCHASE AGREEMENT




     THIS STOCK PURCHASE AGREEMENT (the "Agreement") is made and entered into as of the 1st day of September, 2000 (the "Closing Date"), by and between DIG Financial Corp., a British Virgin Islands corporation ("DIG Financial"), and Play Co. Toys & Entertainment Corp., a Delaware corporation ("Play Co.").



                                    RECITALS


     A. As of the date hereof, DIG Financial owns an aggregate of 1,100,000 validly authorized and issued Ordinary 1p Shares of American Telecom, PLC ("American Telecom") a British public corporation, before giving effect to the transaction contemplated hereby.

     B. As of the date hereof, Play Co. has authorized 160,000,000 shares of Common Stock, $.01 par value ("Play Co. Common Stock"), of which 56,217,377 are issued and outstanding before giving effect to the transaction contemplated herein.

     C. DIG Financial desires to issue and sell to Play Co., and Play Co. desires to purchase and acquire from DIG Financial, approximately 1,086,957 shares of authorized and issued Ordinary 1p Shares of American Telecom (the "American Shares"), as calculated based on an approximate 30-day trailing trading average of the American Shares from the Closing Date, in consideration of the exchange therefor of approximately 26,315,789 shares of Play Co. Shares ("Play Co. Shares"), as calculated based on an approximate 30-day trailing trading average of the Play Co. Common Stock from the Closing Date, on the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, in consideration of the foregoing praises and the mutual covenants, agreements, representations and warranties contained herein, the parties hereto agree as follows:


                                    ARTICLE 1

                      ISSUANCE, SALE AND PURCHASE OF SHARES

     Purchase and Sale. DIG Financial hereby agrees to sell, and Play Co. agrees to purchase the American Shares. In consideration for the issuance and sale of the American Shares, and as payment in full of the purchase price for the American Shares to be issued and sold to and purchased by Play Co. pursuant to the provisions of this Agreement, Play Co. hereby agrees to sell and issue to DIG Financial the Play Co. Shares.

                                    ARTICLE 2

                 REPRESENTATIONS AND WARRANTIES OF DIG FINANCIAL

     DIG Financial hereby represents and warrants to Play Co., as follows (it being acknowledged that Play Co. is entering into this Agreement in material reliance upon each of the following representations and warranties, and that the truth and accuracy of each of which constitutes a condition precedent to the obligations of Play Co. hereunder):

     2.1 Organization and Corporate Power. DIG Financial is a corporation duly organized, validly existing and in good standing under the laws of the British Virgin Islands.

     2.2 Authorization. DIG Financial has full power, legal capacity and authority to enter into this Agreement, to execute all attendant documents and instruments necessary to consummate the transactions herein contemplated, to sell the American Shares to Play Co., to purchase the Play Co. Shares from Play Co. and to perform all of its obligations hereunder. This Agreement and all other agreements, documents and instruments to be executed in connection herewith and therewith have been effectively authorized by all necessary action, corporate or otherwise, on the part of DIG Financial, which authorizations remain in full force and effect, have been duly executed and delivered by DIG Financial, and no other corporate proceedings on the part of DIG Financial are required to authorize this Agreement and the transactions contemplated hereby. This Agreement constitutes the legal, valid and binding obligation of DIG Financial and is enforceable with respect to DIG Financial in accordance with its terms, except as enforcement hereof may be limited by applicable bankruptcy, insolvency, reorganization, priority or other laws or court decisions relating to or affecting generally the enforcement of creditors' rights or affecting generally the availability of equitable remedies. Neither the execution and delivery of this Agreement, nor the consummation by DIG Financial of any of the transactions contemplated hereby or compliance with any of the provisions hereof, will (i) conflict with or result in a breach of, violation of, or default under, any of the terms conditions or provision of any note, bond, mortgage, indenture, license, lease, credit agreement or other agreement, document, instrument or obligation (including without limitation, any of its charter documents and by-laws) to which DIG Financial is a party or by which DIG Financial or any of its assets or properties may be bound, or (ii) violate any judgment, order, injunction, decree, statute, rule or properties of DIG Financial. No authorization, consent or approval or filing of any public body or authority is necessary for the consummation by DIG Financial of the transactions contemplated by this Agreement.

     2.3 American Shares. The American Shares have been duly and validly authorized and issued, have not been issued to DIG Financial in violation of any shareholder preemptive rights, and are valid and binding obligations of American Telecom enforceable in accordance with their respective terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general applicability relating to or affecting the enforcement of creditors rights generally and (ii) general principles of equity.

     2.4 Ownership of American Shares. DIG Financial represents and warrants to Play Co. that it owns the American Shares free and clear of any and all mortgages, pledges, security interests, liens, charges, encumbrances, equities, claims, restrictions on transfers and adverse claims of any nature whatsoever (collectively, "Liens") and, upon delivery of and payment for such shares, Play Co. will acquire good and valid title to all the American Shares free and clear from all Liens.

     2.5 Equity in American Telecom. DIG Financial represents and warrants to Play Co., other than the 1,100,000 shares of American Telecom owned by it, that neither it, nor any beneficial shareholder thereof (direct or indirect) (i) owns or (ii) otherwise has any beneficial interest in, control of, is controlled by or under common control with any other entity or person owning securities of either American Telecom or Play Co. or holds/owns any rights convertible or exercisable into securities of either of such entities.

     2.6 Limited Public Market. DIG Financial understands that there is a limited public market for the Play Co. Common Stock. Play Co.'s Common Stock was delisted from the Nasdaq SmallCap Stock Market in September 1997. Play Co.'s Common Stock is currently quoted on the over-the-counter market on the OTC Bulletin Board under the symbol "PLCO". DIG Financial understands that, even if a meaningful market develops for the Play Co. Common Stock, Rule 144 (the "Rule") promulgated under the Securities Act of 1933, as amended (the "Act") requires, among other conditions, a one year holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering without having to satisfy the registration requirements under the Act. DIG Financial understands that Play Co. makes no representation or warranty regarding its fulfillment in the future of any reporting requirements under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or its dissemination to the public of any current financial or other information concerning Play Co., as is required by the Rule as one of the conditions of its availability.

     2.7 Exempt Transaction. DIG Financial represents and warrants to Play Co. that the delivery of American Shares to Play Co. contemplated hereby is an exempt transaction not requiring registration, filing or fulfillment of any other requirements under all applicable securities laws, including, but not limited to, British Virgin Islands or United Kingdom securities laws, whether national, local or otherwise, and that all of the American Shares are freely tradable upon delivery to Play Co. commencing on the Closing Date without any limitation whatsoever. DIG Financial represents and warrants to Play Co. that consummation of the transactions contemplated hereby will not result in a violation of any applicable law, rule, regulation or ordinance.

     2.8 Investment Experience. DIG Financial represents and warrants to Play Co. that it has prior investment experience, including investment in non-listed securities, and has employed the services of an investment advisor, attorney or accountant to read all of the documents reviewed in connection herewith and to evaluate the merits and risks of the purchase of the Play Co. Shares on his behalf.

     2.9 Access to Documents. DIG Financial acknowledges access to and careful review of all public filings of Play Co. on file with the United States Securities and Exchange Commission and hereby represents that it has been furnished by Play Co. with all information regarding Play Co. which it had requested or desired to know; that all documents which could be reasonably provided have been made available for its inspection and review; and that it has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of Play Co.

     2.10 Tax Implications. DIG Financial acknowledges that the purchase of Play Co. Shares may involve certain tax or other consequences and it has consulted with its tax and professional advisors to evaluate the tax and other consequences of such purchase.

     2.11 Liability and Indemnification. DIG Financial agrees to hold Play Co. and its directors, officers, controlling persons, legal counsel and advisors and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of any misrepresentation made by it contained herein or in connection with any violation of any securities laws of the United States or otherwise.

     2.12 No Representation. DIG Financial hereby represents that no representations or warranties have been made to DIG Financial by Play Co. or any agent, employee or affiliate of Play Co. and in entering into this transaction, DIG Financial has conducted its own independent investigation, has had independent legal representation and is not relying on any information or advice of any third person or party.

     2.13 Legends. DIG Financial agrees to the placement of a legend on the certificate for the Play Co. Shares as follows:

                           THE SHARES  REPRESENTED BY THIS  CERTIFICATE HAVE NOT
                  BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR WITH ANY STATE SECURITIES COMMISSION, AND MAY NOT BE TRANSFERRED OR DISPOSED OF BY THE HOLDER IN THE ABSENCE OF A REGISTRATION STATEMENT WHICH IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 AND OTHER APPLICABLE STATE LAWS AND RULES.

     2.14 Legal Opinion. DIG Financial agrees to deliver to Play Co. on the Closing Date a legal opinion in form and substance acceptable to Play Co.'s counsel.


                                    ARTICLE 3

                   REPRESENTATIONS AND WARRANTIES OF PLAY CO.

     Play Co. hereby represents and warrants to DIG Financial, as follows (it being acknowledged that DIG Financial is entering into this Agreement in material reliance upon each of the following representations and warranties, and that the truth and accuracy of each of which constitutes a condition precedent to the obligations of DIG Financial hereunder):

     3.1 Organization and Corporate Power. Play Co. is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and is duly qualified and in good standing to do business as a foreign corporation in each jurisdiction in which such qualification is required and where the failure to be so qualified would have a materially adverse effect upon Play Co. Play Co. has all requisite corporate power and authority to conduct its business as now being conducted and to own and lease the properties which it now owns and leases.

     3.2 Authorization. Play Co. has full power, legal capacity and authority to enter into this Agreement, to execute all attendant documents and instruments necessary to consummate the transaction herein contemplated, and to issue and sell the Play Co. Common Stock to DIG Financial and to perform all of its obligations hereunder. This Agreement and all other agreements, documents and instruments to be executed in connection herewith have been effectively authorized by all necessary action, corporate or otherwise, on the part of Play Co., which authorizations remain in full force and effect, have been duly executed and delivered by Play Co., and no other corporate proceedings on the part of Play Co. are required to authorize this Agreement and the transactions contemplated hereby, except as specifically so forth herein. This Agreement constitutes the legal, valid and binding obligation of Play Co. and is enforceable with respect to Play Co. in accordance with its terms, except as enforcement hereof may be limited by applicable bankruptcy, insolvency, reorganization, priority or other laws or court decisions relating to or affecting generally the enforcement of creditors' rights or affecting generally the availability of equitable remedies. Neither the execution and delivery of this Agreement, nor the consummation by Play Co. of any of the transactions contemplated hereby or compliance with any of the provisions hereof, will (i) conflict with or result in a breach of, violation of, or default under, any of the terms conditions or provision of any note, bond, mortgage, indenture, license, lease, credit agreement or other agreement, document, instrument or obligation (including without limitation, any of its charter documents) to which Play Co. is a party or by which Play Co. or any of its assets or properties may be bound, or (ii) violate any judgment, order, injunction, decree, statute, rule or properties of Play Co. No authorization, consent or approval of any public body or authority is necessary for the consummation by Play Co. of the transactions contemplated by this Agreement.

                                    ARTICLE 4

                                  MISCELLANEOUS

     4.1 Other Documents. Each of the parties hereto shall execute and deliver such other and further documents and instruments, and take such other and further actions, as may be requested of them for the implementation and consummation of this Agreement and the transactions herein contemplated.

     4.2 Parties in Interest. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and the heirs, personal representatives, successors and assigns of all of them, but shall not confer, expressly or by implication, any rights or remedies upon any other party.

     4.3 Governing Law. This Agreement is made and shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of Delaware, USA.

     4.4 Notices. All notices, requests or demands and other communications hereunder must be in writing and shall be deemed to have been duly made if personally delivered or mailed, postage prepaid, to the parties as follows:

(a)      If to DIG Financial, to:           DIG Financial Corp.
                                            PO Box 2180
                                            Laguna Switzerland CH 6901
                                            Attn: Mr. Fabio Rossi

(b)      If to Play Co., to:                Play Co. Toys & Entertainment Corp.
                                            550 Rancheros Drive
                                            San Marcos, California 92069
                                            Attn: Mr. Richard Brady

Any party hereto may change its address by written notice to the other party given in accordance with this Section 4.4.

     4.5 Entire Agreement. This Agreement and the exhibits attached hereto contain the entire agreement between the parties and supersede all prior agreements, understandings and writings between the parties with respect to the subject matter hereof and thereof. Each party hereto acknowledges that no representations, inducements, promises, or agreements, oral or otherwise, have been made by any party, which are not embodied herein or in an exhibit hereto, and that no other agreement, statement or promise may be relied upon or shall be valid or binding. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally. This Agreement may be amended or any term hereof may be changed, waived, discharged, or terminated by an agreement in writing signed by all parties hereto.

     4.6 Headings. The captions and headings used herein are for convenience only and shall not be construed as a part of this Agreement.

     4.7 Attorneys' Fees. In the event of any litigation between the parties hereto, the non-prevailing party shall pay the reasonable expenses, including the attorneys' fees, of the prevailing party in connection therewith.

     4.8 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which taken together shall constitute but one and the same document.

     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the day and year first above written.


                                            DIG Financial Corp.
                                            A British Virgin Islands Corporation

                                            By:  /s/ Fabio Rossi
                                                  Fabio Rossi

                                            PLAY CO. TOYS & ENTERTAINMENT CORP.
                                            A Delaware Corporation

                                            By: /s/ Richard Brady
                                                  Richard Brady

                         CERTIFICATION AND NOTARIZATION

         I, Fabio Rossi, Manager of Fiduciara Biaggini hereby represent in my individual capacity and as a President of DIG Financial Corp. and as a ______________ of Fidiciara Biaggini, that I have the full right, power and authority to execute and deliver this Stock Purchase Agreement, dated September 1, 2000, by and between Play Co. Toys & Entertainment Corp. and DIG Financial Corp. (the "Agreement") and all other documents contemplated or required thereby and perform all obligations thereunder on behalf of DIG Financial Corp and its shareholders without any limitation whatsoever.

Fiduciara Biaggini

By:  /s/ Fiduciara Biaggini
     ----------------------
      [Authorized Representative]



/s/ Fabio Rossi
Fabio Rossi


September 1, 2000